EXHIBIT 10.1

                              ALPHA INNOTECH CORP.

                          NOTICE OF STOCK OPTION GRANT



William Snider
1901 Research Boulevard, Suite 350
Rockville, Maryland 20850

         You have been granted an option to purchase Common Stock of Alpha Innotech Corp., (the "COMPANY") as follows:

         Board Approval Date:                     December 20, 2005

         Date of Grant (Later of Board
         Approval Date or
         Commencement of
         Employment/Consulting):                  December 20, 2005

         Exercise Price Per Share:                $1.46

         Total Number of Shares Granted:          300,000

         Total Exercise Price:                    $438,000

         Type of Option:                          300,000  Shares   Nonstatutory
                                                  Stock Option

         Expiration Date:                         December 20, 2015

         Vesting Commencement Date:               June 30, 2006

         Vesting/Exercise Schedule:               So long as your  directorship,
                                                  employment    or    consulting
                                                  relationship  with the Company
                                                  continues,      the     Shares
                                                  underlying  this Option  shall
                                                  vest and become exercisable in
                                                  accordance  with the following
                                                  schedule:   200,000   of   the
                                                  Shares  subject  to the Option
                                                  shall    vest    and    become
                                                  exercisable  on June 30,  2006
                                                  and   100,000   of  the  total
                                                  number  of Shares  subject  to
                                                  the  Option   shall  vest  and
                                                  become exercisable on December
                                                  31,    2006,     subject    to
                                                  completion      of     certain
                                                  milestones,   set   forth   on
                                                  Exhibit B hereto.

         Termination Period:                      Option may be exercised for 60
                                                  days  after   termination   of
                                                  directorship,   employment  or
                                                  consulting relationship except
                                                  as set out in Section 5 of the
                                                  Stock Option Agreement (but in
                                                  no   event   later   than  the

                                                  Expiration Date).  Optionee is
                                                  responsible  for keeping track
                                                  of  these   exercise   periods
                                                  following  termination for any
                                                  reason  of his or her  service
                                                  relationship with the Company.
                                                  The  Company  will not provide
                                                  further    notice    of   such
                                                  periods.

         Transferability:                         This   Option   may   not   be
                                                  transferred.

         By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached and made a part of this document.

         In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.



                                           ALPHA INNOTECH CORP.


                                           By:
--------------------------------------            ------------------------------
William Snider                             Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------
--------------------------------------
Print Name

                              ALPHA INNOTECH CORP.

                             STOCK OPTION AGREEMENT


         1. GRANT OF OPTION. Alpha Innotech Corp., a Delaware corporation (the "COMPANY"), hereby grants to William Snider ("OPTIONEE"), an option (the "OPTION") to purchase the total number of shares of Common Stock (the "SHARES") set forth in the Notice of Stock Option Grant (the "NOTICE"), at the exercise price per Share set forth in the Notice (the "EXERCISE PRICE"). This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice.

         2. DESIGNATION OF OPTION. This Option is intended to be a Nonstatutory Stock Option.

         3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice as follows:

                  (a)      RIGHT TO EXERCISE.

                           (i)      This  Option  may  not  be  exercised  for a
fraction of a share.

                           (ii)     In the event of Optionee's death, disability
or other termination of employment, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

                           (iii)    In no event  may this  Option  be  exercised
after the Expiration Date of the Option as set forth in the Notice.

                  (b)      METHOD OF EXERCISE.

                           (i)      This   Option   shall  be   exercisable   by
delivering to the Company a written notice of exercise (in the form attached as EXHIBIT A or in any other form of notice approved by the Board of Directors) which shall state Optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Board of Directors in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                           (ii)     As a  condition  to  the  exercise  of  this
Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                           (iii)    The Company is not obligated,  and will have
no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the applicable laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of
Optionee:

                  (a)      cash or check; or

                  (b) delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

         5. TERMINATION OF RELATIONSHIP. Following the date of termination of Optionee's continuous employment, consulting or directorship for any reason (the "TERMINATION DATE"), Optionee may exercise the Option only as set forth in the Notice and this Section 5. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

                  (a) TERMINATION. In the event of termination of Optionee's continuous employment, consulting or directorship other than as a result of Optionee's disability or death, Optionee may, to the extent the Shares are vested and the Optionee is otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Termination Period set forth in the Notice.

                  (b)      OTHER   TERMINATIONS.    In   connection   with   any
termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

                           (i)      TERMINATION UPON DISABILITY OF OPTIONEE.  In
the event of termination of Optionee's continuous employment, consulting or directorship as a result of Optionee's disability, Optionee may, but only within six months from the Termination Date, exercise this Option to the extent the Shares are vested and the Optionee was entitled to exercise it as of such Termination Date.

                           (ii)     DEATH OF OPTIONEE. In the event of the death
of Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in continuous employment, consulting or directorship since the date of grant of the Option, or (b) within thirty (30) days after Optionee's Termination Date, the Option may be exercised at any time within six months following the date of death by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option Shares are vested and the Optionee was entitled to exercise the Option as of the Termination Date.

         6. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         7. TAX CONSEQUENCES. The Company has not provided any tax advice with respect to this Option or the disposition of the Shares. Optionee should obtain advice from an appropriate independent professional adviser with respect to the taxation implications of the grant, exercise, assignment, release, cancellation or any other disposal of this Option and on any subsequent sale or disposition of the Shares.

         8.       ADJUSTMENTS   UPON   CHANGES  IN   CAPITALIZATION;   CORPORATE
TRANSACTIONS.

                  (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of Shares shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

                  (b)      CORPORATE  TRANSACTIONS.   In  the  event  of  (i)  a
dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Optionee, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of

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shares of stock of the  corporation  succeeding  the  Company or  acquiring  its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.


         9. EFFECT OF AGREEMENT. Optionee hereby accepts this Option and agrees to be bound by its contractual terms. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board of Directors regarding any questions relating to the Option. The Option constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:               Alpha Innotech Corp.
Attn:             Stock Option Administrator
Subject:          NOTICE OF INTENTION TO EXERCISE STOCK OPTION

         This is official notice that the undersigned ("OPTIONEE") intends to exercise Optionee's option to purchase __________ shares of Alpha Innotech Corp. Common Stock, under and pursuant to the Stock Option Agreement dated December __, 2005, as follows:

                  Grant Number:
                                        ----------------------------------------

                  Date of Purchase:
                                        ----------------------------------------

                  Number of Shares:
                                        ----------------------------------------

                  Purchase Price:
                                        ----------------------------------------

                  Method of Payment
                  of Purchase Price:
                                        ----------------------------------------

         Social Security No.:
                                ------------------------------------------------

         The shares should be issued as follows:

                  Name:
                               ----------------------------------------

                  Address:
                               ----------------------------------------

                               ----------------------------------------

                               ----------------------------------------

                  Signed:
                               ----------------------------------------

                  Date:
                               ----------------------------------------